NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund)

Supplement dated June 20, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Government Bond Fund

Effective July 1, 2023, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016
Nicholas J. Kern, CFA	Senior Investment Professional	Since 2023

2.	The information relating to the “NVIT Government Bond Fund” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:

Chad W. Finefrock, CFA, and Nicholas J. Kern, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 1997. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities and short-term instruments for Nationwide Mutual and its affiliates.

Mr. Kern joined Nationwide Mutual, the parent company of NWAM, in 2000. He is a Senior Investment Professional and is responsible for underwriting, trading, surveillance and portfolio management of agency and non-agency residential mortgage-backed securities portfolios for Nationwide Mutual and its affiliates.

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